                                                       Registration Nos. 2-16252
                                                                         811-933

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                  Pre-Effective Amendment No. _____              |_|

                  Post-Effective Amendment No. 62                |X|
                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                  Amendment No. 30                               |X|


                        (Check appropriate box or boxes)

                          CGM CAPITAL DEVELOPMENT FUND
              ----------------------------------------------------
                            (Exact Name of Registrant
                            as Specified in Charter)

              One International Place, Boston, Massachusetts 02110
              ----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 737-3225
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)



              Edward T. O'Dell, Jr. P.C. and Philip H. Newman, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place

                           Boston, Massachusetts 02109
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to      |_| on __________ pursuant to
    paragraph (b)                                paragraph (b)

|_| 60 days after filing pursuant to         |X| on May 1, 1997 pursuant to
    paragraph (a)(1)                             paragraph (a)(1)

|_| 75 days after filing pursuant to         |_| on ___________ pursuant to
    paragraph (a)(2)                             paragraph (a)(2) of rule 485


If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        STATEMENT UNDER RULE 24f-2(a)(1)



         Registrant has registered an indefinite number of securities under the Securities Act of 1933, as amended, in accordance with Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed on approximately February 20, 1997, the Rule 24f-2 Notice for the year ended December 31, 1996.

                          CGM CAPITAL DEVELOPMENT FUND

                              CROSS REFERENCE SHEET

                           Items required by Form N-1A

Item No.
of Form N-1A                    Location/Caption in Prospectus
------------                    ------------------------------

    1  .......................  Cover Page

    2  .......................  Schedule of Fees

    3  .......................  Financial Highlights


    4  .......................  Investment Objective and Policies,
                                Additional Facts About the Fund, Cover Page


    5  .......................  The Fund's Investment Manager;
                                How to Purchase Shares; Back Cover Page;
                                Additional Facts About the Fund

   5A  .......................  Financial Highlights

    6  .......................  How to Purchase Shares; Cover Page;
                                Dividends, Capital Gains and Taxes


    7  .......................  Back Cover Page; How to Purchase Shares;
                                Shareholder Services, Pricing the Shares


    8  .......................  How to Redeem Shares

    9  .......................  None

Item No.                        Location/Caption in Statement
of Form N-1A                    of Additional Information
------------                    -------------------------

   10  .......................  Cover Page

   11  .......................  Table of Contents


   12  .......................  Introduction


   13  .......................  Investment Objective, Policies and Restrictions;
                                Portfolio Turnover

   14  .......................  Management of the Fund

   15  .......................  Description of the Fund

   16  .......................  Management of the Fund--Investment
                                Advisory and Other Services

   17  .......................  Portfolio Transactions and Brokerage

   18  .......................  Description of the Fund

   19  .......................  How to Buy Shares; Net Asset Value and Public
                                Offering Price; Shareholder Services

   20  .......................  Income Dividends, Capital Gain Distributions and
                                Tax Status

   21  .......................  Not Applicable

   22  .......................  Advertising and Performance Information

   23  .......................  Financial Statements

PART A.

                   Prospectus for CGM Capital Development Fund

                         CGM CAPITAL DEVELOPMENT FUND

    CGM Capital Development Fund (the "Fund") is a diversified mutual fund and a registered open-end, no-load management investment company. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries. The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager").

    The Fund is generally closed to new investors. See "Who Can Purchase
Shares."

                                  PROSPECTUS

                                 May 1, 1997

    This prospectus sets forth information you should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1997 (the "Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to the Fund, c/o CGM Investor Services, 222 Berkeley Street, Boston, MA 02116 or call the telephone number listed below to obtain a Statement. The Statement contains more detailed information about the Fund and, as amended or supplemented from time to time, is incorporated into this prospectus by reference.



-------------------------------------------------------------------------------
For additional information about:

[]  Account procedures and status     []  New account procedures
[]  Redemptions                       []  Prospectuses
[]  Exchanges                         []  Performance

Call 800-343-5678                     Call 800-345-4048
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                          Page

  Schedule of Fees ...................................................      2
  Financial Highlights ...............................................      3
  Investment Objective and Policies ..................................      4
  The Fund's Investment Manager ......................................      4
  The Portfolio Manager ..............................................      4
  Who Can Purchase Shares ............................................      5
  How to Purchase Shares .............................................      5
  Shareholder Services ...............................................      6
  How to Redeem Shares ...............................................      7
  Telephone Transactions .............................................      9
  Dividends, Capital Gains and Taxes .................................      9
  Pricing of Shares ..................................................     11
  Performance Information ............................................     11
  Additional Facts About the Fund ....................................     11


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CGM CAPITAL DEVELOPMENT FUND

SCHEDULE OF FEES

Shareholder Transaction Expenses

    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) ...............................   None

    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price) ...............................   None

    Redemption Fees* ..................................................   None

    Exchange Fees .....................................................   None

Annual Fund Operating Expenses
(as a percentage of average net assets)


    Management Fees ...................................................  0.99%


    12b-1 Fees ........................................................   None


    Other Expenses ....................................................  0.09%
                                                                         -----
    Total Fund Operating Expenses .....................................  1.08%


----------
*A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.


    The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Fund. This fee schedule has been adjusted to give effect to the revised management fee that became effective on December 13, 1996. For additional information about the Fund's fees and expenses, please see "The Fund's Investment Manager" and the Statement.


    The following example illustrates the approximate expenses that you would incur on a $1,000 investment over the following periods, assuming a 5% annual rate of return and redemption at the end of each period.


                                  CUMULATIVE
         ------------------------------------------------------------
          1 YEAR           3 YEARS          5 YEARS          10 YEARS
         ---------         --------         --------         --------
            $11              $34              $60              $132


    Please keep in mind that the example shown above is hypothetical. The information above should not be considered a representation of past or future return or expenses; the actual return and expenses may be more or less.

--------------------------------------------------------------------------------
                          CGM CAPITAL DEVELOPMENT FUND
                              FINANCIAL HIGHLIGHTS
      (For a share of the Fund outstanding throughout the indicated years)

     These financial highlights have been examined by Price Waterhouse LLP, independent accountants. The table below should be read in conjunction with the financial statements and the notes thereto, which, together with the Report of Independent Accountants thereon, are included in the Fund's Annual Report and incorporated by reference into the Statement. In addition to the highlights set forth below, further information about the performance of the Fund is contained in the Annual Report and the Statement, which may be obtained from the Fund free of charge.


                                                                            YEAR ENDED DECEMBER 31
                                              ------------------------------------------------------------------------------------
                                              1996    1995     1994      1993     1992    1991     1990*    1989      1988    1987
                                              ----    ----     ----      ----     ----    ----     ----     ----      ----    ----
Net asset value at beginning of year ......  $27.33  $20.58   $27.71   $27.43   $25.80   $18.53   $18.37   $15.87   $16.56   $23.12
                                             ------  ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income .....................    0.07    0.02     0.07     0.07     0.19     0.03     0.09     0.28     0.70     0.13
Dividends from net investment income ......   (0.07)  (0.02)   (0.07)   (0.07)   (0.20)   (0.06)   (0.10)   (0.34)   (0.62)   (0.14)
Net realized and unrealized gain
  (loss) on investments ...................    7.62    8.43    (6.42)    7.79     4.32    18.37     0.17     2.56    (0.75)    3.54
Distributions from net realized gain
  on investments ..........................   (5.84)  (1.68)   (0.69)   (7.51)   (2.66)  (11.05)     --       --     (0.02)  (10.09)
Distributions in excess of net
 realized gain ............................   (0.03)    --     (0.02)     --       --      --        --       --       --       --
Distributions from paid-in capital ........     --      --       --       --     (0.02)   (0.02)     --       --       --       --
                                             ------  ------   ------   ------   ------   ------   ------   ------   ------   ------
Net increase (decrease) in net asset value     1.75    6.75    (7.13)    0.28     1.63     7.27     0.16     2.50    (0.69)   (6.56)
                                             ------  ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value at end of year ............  $29.08  $27.33   $20.58   $27.71   $27.43   $25.80   $18.53   $18.37   $15.87   $16.56
                                             ======  ======   ======   ======   ======   ======   ======   ======   ======   ======
Total Return(%) ...........................    28.1    41.1    -22.9     28.7     17.5     99.1      1.4     17.9     -0.3     15.9
Ratios:
Operating expenses to average net assets (%)   0.82    0.85     0.84     0.85     0.86     0.88     0.94     0.92     0.92     0.82
Net income to average net assets (% ) .....    0.23    0.07     0.25     0.23     0.79     0.21     0.40     1.26     3.89     0.70
Portfolio turnover (%) ....................     178     271      146      143      163      272      226      254      301      187
Average commission rate** ................. $0.0669      --       --       --       --      --       --       --       --       --
Net assets at end of year
  (in thousands) ($) ...................... 631,260 521,248  401,676  523,775  394,530  325,965  175,717  189,932  194,209  231,792
----------
 *On March 1, 1990, the Capital Growth Management Division of Loomis, Sayles & Company, Incorporated was reorganized into CGM, which assumed management of the Fund.
**SEC regulations require portfolios to disclose the average commission rate paid on trades for which commissions were charged for fiscal years beginning on or after September 1, 1995.

                      INVESTMENT OBJECTIVE AND POLICIES
    The Fund has as its investment objective long-term capital appreciation. There are no assurances that the Fund will attain its objective.

    The Fund seeks to attain its objective by investing substantially all of its assets in common stocks and securities convertible into common stocks. Under some market conditions, however, the Fund may, for temporary defensive purposes, hold a substantial portion of its assets in cash or investment grade fixed-income investments (bonds, notes and money market instruments, including repurchase agreements). No estimate can be made as to when or for how long the Fund will employ such defensive strategies. The Fund's investments, including bonds purchased for defensive purposes which may fluctuate in value with interest rate movements, are subject to the market risks inherent in all securities.

    The Fund may invest in many types of companies. These companies include: well established companies with records of above average growth and with promise of maintaining their leadership positions in their industries; companies likely to benefit from internal revitalization or innovations, changes in consumer demand or basic economic forces; and smaller companies with good management and attractive prospects. Investments in small and medium-size companies involve greater risk than is customarily associated with more established companies.

    The Fund may not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer. In accordance with this restriction, however, the Fund may, with respect to 75% of its total assets, hold securities of a single issuer which, when acquired, were valued at 5% or less of the total assets of the Fund, but which, as a result of fluctuations in the value of the securities or the value of the Fund, have a value in excess of 5% of the Fund's total assets. In such circumstances, the conditions and outlook of such issuers may be expected to have a more significant impact on the performance of the Fund.

    Although the Fund's investment objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry or individual company conditions or outlook, even though it may only have held those securities for a short period. This policy may result in higher brokerage fees.

                        THE FUND'S INVESTMENT MANAGER
    The Fund's investment manager is Capital Growth Management Limited Partnership, One International Place, Boston, Massachusetts 02110. CGM, an investment advisory firm founded in 1989, manages eight mutual fund portfolios and advisory accounts for other clients. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner, who are trustees and officers of the Fund.


    In addition to selecting and reviewing the Fund's investments, CGM provides executive and other personnel for the management of the Fund. The Fund's Board of Trustees supervises CGM's conduct of the affairs of the Fund. In 1996, the Fund paid 0.73% of its average annual net assets in management fees to CGM.

    The advisory agreement between CGM Capital Development Fund and CGM provides for a management fee at an annual percentage rate of 1.00% of the first $500 million of CGM Capital Development Fund's average daily net asset value, 0.95% of the next $500 million of such value, and 0.80% of such value in excess of $1 billion.

                            THE PORTFOLIO MANAGER


    Since 1976, the Fund's investment portfolio has been managed by G. Kenneth Heebner, an officer of the Fund's Investment Manager. Mr. Heebner, who is a vice president and trustee of the Fund, also co-manages the investment portfolio of CGM Fixed Income Fund and manages the investment portfolios of CGM Mutual Fund and CGM Realty Fund. Prior to March 1, 1990, Mr. Heebner managed the Fund in his capacity as vice president and director of Loomis, Sayles & Company, Incorporated.

                           WHO CAN PURCHASE SHARES
    Only shareholders of the Fund as of September 24, 1993, who have remained shareholders continuously since that date, may purchase additional shares of the Fund. The Fund reserves the right to reject any purchase order. This policy supersedes all previous eligibility requirements.

    Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of the Fund. The special circumstances currently approved by the Board of Trustees of the Fund are limited to the offer and sale of shares of the Fund to the following additional persons: trustees of the Fund, employees of the Investment Manager and counsel to the Fund and the Investment Manager.

                            HOW TO PURCHASE SHARES
    The Fund sells its shares directly to investors without any sales load. If you are currently a shareholder in the Fund, you may make a purchase of Fund shares in a new regular account or retirement plan account by submitting a completed application form and payment to:

    The CGM Funds
    P.O. Box 449
    Boston, Massachusetts 02117-0449

    The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA"). Subsequent investments must be at least $50. See "Shareholder Services" below for further information about minimum investments in certain other circumstances.

    All investments made by check should be in U.S. dollars and made payable to CGM Capital Development Fund. Third party checks (i.e. checks not payable to CGM Capital Development Fund) are generally not accepted and checks drawn on credit card accounts will not be accepted. The Fund reserves the right to reject any third party checks and checks drawn on credit card accounts.

    After accepting an order, the Fund forwards the application and payment to the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), which is the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"). CGM Shareholder Services then opens an account, applies the payment to the purchase of full and fractional shares, and mails a statement of the account confirming the transaction.

    After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at the following address:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

The remittance for any subsequent investment must be accompanied by either the Additional Investment Stub detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name, your account number, your name and social security number.

    Subsequent investments may also be made by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA # 011000028. The text of the wire should read as follows: "DDA 99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Capital Development Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

    The Fund reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason the Fund in its sole discretion deems appropriate. Although the Fund does not anticipate that it will do so, the Fund reserves the right to suspend, change or withdraw the offering of shares of the Fund.

    The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Fund (in the case of your initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

    If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact CGM Shareholder Services for details.

    An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Fund's system for recording investments eliminates the problems of handling and safekeeping certificates.

                             SHAREHOLDER SERVICES
    The Fund offers the following shareholder services as more fully described in the Statement. Explanations and forms are available from the Fund.


EXCHANGE PRIVILEGE
    Shares may be exchanged for shares of money market funds currently distributed by New England Funds, L.P. ("Money Market Funds"). You may also exchange shares for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund.

    All exchanges may be made without charge. If you exchange all of your shares of the Fund for shares of such other funds, you will no longer be a shareholder and will no longer be eligible to purchase additional shares of the Fund. You may make an exchange by written instruction or, if a written authorization for telephone exchanges is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions." Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirements. Exchange requests cannot be revoked once they have been received in good order.


    Investors should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges each shareholder may make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from the Money Market Funds to the Fund are exempt from this restriction. The Fund also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund. The Fund may terminate or change the terms of the exchange privilege. In general, shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

SYSTEMATIC WITHDRAWAL PLAN
    If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

AUTOMATIC INVESTMENT PLAN ("AIP")
    Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Debits from savings banks and credit unions generally are not acceptable. Additional information about this Plan is set forth in the Statement and also in Sections 7 and 9 of the Account Application.

RETIREMENT PLANS
    The Fund's shares may be purchased by certain types of tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and money purchase pension and profit sharing plans ("CGM Retirement Plans").

SHAREHOLDER REPORTS
    Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and, if a report is included in such mailings, each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Fund.

    Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee may be charged for any duplicate information requested for prior years.

                             HOW TO REDEEM SHARES
    You can redeem all or part of your shares in the Fund in three different ways: by sending a written request for a check or wire representing the redemption proceeds, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your record address, which has not changed in the prior three months) or by making a telephone request for redemption proceeds to be wired to a bank that you have predesignated. The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

    If you elect to redeem shares in writing, send your written request to:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services in advance to determine whether additional documentation will be required before you send a redemption request.

    Redemptions from CGM Retirement Plans for which State Street Bank is the trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.


    If you are redeeming shares worth more than $25,000 or requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your record address (or sent to your record address if such address has been changed within the previous three months), you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).


    If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

    If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions." Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account, provided the address has not changed for three months and you are redeeming $25,000 or less, or by having a wire sent to a bank account you have previously designated.

    Telephone redemptions by check are available to all shareholders of the Fund automatically and no special application is necessary. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing the Service Options Form (with a signature guarantee), available from the Fund or CGM Shareholder Services.

    A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange (the "Exchange"). If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary.

    Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a signature guarantee.

    Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Fund will generally postpone sending your redemption proceeds from such investment until the Trust can verify that your check (or AIP investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

    The Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

    Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans and UGMA/UTMA accounts.

                            TELEPHONE TRANSACTIONS

    You may initiate three types of transactions by telephone:

    [] Telephone Exchange
    [] Telephone Redemptions By Wire
    [] Telephone Redemptions By Check

The terms and provisions for each of those services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

    The Telephone Exchange privilege and/or Telephone Redemptions By Wire privilege must be elected by you when you fill out your initial application or you may select either option later by completing the Service Options Form (with a signature guarantee) available from the Fund or CGM Shareholder Services. The Telephone Redemptions By Check privilege is available to shareholders of the Fund automatically, and no special application is necessary.

    The telephone redemption privileges are not available for IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for money purchase pension and profit sharing accounts under a CGM Retirement Plan (in which State Street Bank is the trustee).

    The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

                      DIVIDENDS, CAPITAL GAINS AND TAXES
    The Fund pays out substantially all of its net investment income to hareholders as dividends and also distributes its net capital gains realized from the sale of portfolio securities. Income dividends and any capital gain distributions (after applying any available capital loss carryovers) are normally made annually in December but may be made more frequently as deemed advisable by the Board of Trustees. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

    If you elect to receive distributions in cash and checks are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution, and diversification requirements. In any year in which the Fund so qualifies it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

    The distributions received by the Fund from investments may, for federal income tax purposes, consist of ordinary income, long term capital gains, or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares.

    Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.

    A distribution will be treated as paid by the Fund and received by its shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

    Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

    The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange of shares into another fund, is a taxable event and may result in a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares.

    Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

    The Fund is required to withhold a portion of taxable dividends, capital gains distributions, and redemptions paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability. For additional information about withholding, please see the Statement.

    BFDS, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you will receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund will receive these cost basis statements only for accounts opened after January 1, 1991. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

    The tax discussion set forth above is included for general information only. Shareholders and prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

                              PRICING OF SHARES
    The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the Exchange on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the Statement.

                           PERFORMANCE INFORMATION
    The Fund may include total return information in advertisements or other written sales material. The Fund will show its average annual total return for the one-, five- and ten-year periods through the end of the most recent calendar quarter. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). The Fund may also show total return over other periods or on an aggregate basis for the period presented.

    The Fund may compare its performance to that of recognized financial indices or groups of mutual funds. It may also include its ranking among other mutual funds or its rating as published by mutual fund ranking services or major financial publications. All performance information is based on past results and is not an indication of likely future performance.

                       ADDITIONAL FACTS ABOUT THE FUND

[] The Fund was organized in 1986 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares. The Fund is a series company that has only one series as of the date of this prospectus. The Fund is a successor to Loomis-Sayles Capital Development Fund.

[] When a shareholder invests in the Fund, the shareholder acquires freely transferable shares of beneficial interest that entitle the shareholder to receive dividends and to cast one vote at shareholder meetings for each share owned. However, if an investor becomes a shareholder of the Fund by means of a transfer from another shareholder after September 24, 1993, the transferee shareholder will not be eligible to purchase additional shares of the Fund.

[] The investment objective of the Fund is fundamental and cannot be changed without shareholder approval. Non-fundamental policies may be changed at any time without such approval.

  INVESTMENT ADVISER                                  CGM
  Capital Growth Management                           CAPITAL
  Limited Partnership                                 DEVELOPMENT
  One International Place                             FUND
  Boston, MA 02110                                    Prospectus & Application
                                                      May 1, 1997


  TRANSFER AND DIVIDEND PAYING AGENT
  AND CUSTODIAN OF ASSETS                             A No-Load Fund
  State Street Bank and Trust Company
  Boston, MA 02102

  SHAREHOLDER SERVICING AGENT FOR
  STATE STREET BANK AND TRUST COMPANY
  Boston Financial Data Services, Inc.
  P.O. Box 8511
  Boston, MA 02266
  CFP96

[FENCER LOGO]


CFP96

PART B.

                     Statement of Additional Information for
                          CGM Capital Development Fund

                          CGM CAPITAL DEVELOPMENT FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1997



















         This Statement of Additional Information (the "Statement") is not a prospectus. This Statement relates to the CGM Capital Development Fund Prospectus dated May 1, 1996 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained from CGM Capital Development Fund, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117 (Telephone: 800-345-4048).




CSAI97

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                       Page

INTRODUCTION.............................................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..........................1

PORTFOLIO TURNOVER.......................................................4

MANAGEMENT OF THE FUND...................................................4

INVESTMENT ADVISORY AND OTHER SERVICES...................................6
         Advisory Agreement..............................................6
         Custodial Arrangements..........................................8
         Independent Accountants.........................................8
         Other Arrangements..............................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................9

DESCRIPTION OF THE FUND.................................................10
         Shareholder Rights.............................................10
         Shareholder and Trustee Liability..............................11

HOW TO BUY SHARES.......................................................12

ADVERTISING AND PERFORMANCE INFORMATION.................................12
         Calculation of Total Return....................................12
         Performance Comparisons........................................13

NET ASSET VALUE AND PUBLIC OFFERING PRICE...............................14

SHAREHOLDER SERVICES....................................................15
         Open Accounts..................................................15
         Systematic Withdrawal Plans ("SWP")............................16
         Exchange Privilege.............................................16
         Automatic Investment Plans ("AIP").............................18
         Retirement Plans...............................................18
         Address Changes................................................18

REDEMPTIONS.............................................................18
         Redeeming by Telephone.........................................19
         Check Sent to the Record Address...............................19
         Proceeds Wired to a Predesignated Bank.........................19
         All Redemptions................................................20

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS............21

FINANCIAL STATEMENTS....................................................22

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------


      CGM Capital Development Fund (the "Fund"), registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Fund is a successor in interest to Loomis-Sayles Capital Development Fund, which was organized in 1960. On March 1, 1990, the Fund's name was changed from "Loomis-Sayles Capital Development Fund" to "CGM Capital Development Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Fund.



--------------------------------------------------------------------------------
                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

      The Fund's investment objective is long-term capital appreciation. The Fund seeks to attain its objective by investing substantially all of its assets in common stocks and securities convertible into common stocks. Under some market conditions, however, the Fund may, for temporary defensive purposes, hold a substantial portion of its assets in cash or investment grade fixed-income investments. There are no assurances that the Fund will attain its objective.

         The Fund may not:

        (1) Invest in companies for the purpose of exercising control or management;

        (2) Issue any senior securities, except as it may be permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Fund, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;

        (3)     Underwrite the distribution of securities issued by others;

        (4) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts;

        (5) Make loans to other persons, except by the purchase of bonds or other obligations constituting part of an issue and short term obligations which are well protected (i.e., creditworthy) in the opinion of management. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor
                (ii) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are part of an issue to the public, is considered the making of a loan. See the next-to-last paragraph under this heading regarding the Fund's present policy with respect to the purchase of restricted securities);


        (6) Pledge, mortgage, hypothecate or otherwise encumber any of its assets;

        (7) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of one issuer, except the U.S. Government, its agencies and instrumentalities;

        (8) Invest more than 5% of its assets (taken at current value) in securities of companies which (with predecessor companies) have a record of less than three years of continuous operation;

        (9) Purchase or retain securities of any issuer if the officers, directors, or trustees of the Fund and the adviser thereof who individually own more than 1/2 of 1% of the shares or securities of such issuer together own more than 5% of such shares or securities;

        (10) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. (Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may not: (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company);

        (11) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes;

        (12) Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold);

        (13) Purchase "illiquid" securities, including repurchase agreements maturing in more than seven days and options traded "over the counter," if, as a result, more than 10% of the Fund's total net assets would then be invested in such securities; and


        (14) Write or purchase puts, calls or combinations of both, except that it may acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies. The Fund has no present intention to acquire any such warrants and rights, but may do so at any time without shareholder approval.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

         The investment restrictions numbered 2, 3, 4, 5, 7 and 11 above have been adopted by the Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 1, 6, 8, 9, 10, 12, 13 and 14 above are non-fundamental and may be changed at any time by vote of a majority of the Fund's Board of Trustees.

         In addition to the fundamental restrictions set forth above, it is the fundamental policy of the Fund not to purchase any security (other than U.S. Government obligations) if, as a result, more than 25% of the Fund's total assets (taken at current value) would then be invested in any one industry. It is also a non fundamental policy of the Fund not to invest in real estate limited partnerships, except that the Fund may purchase publicly traded securities issued by real estate investment trusts.

         Although authorized to invest in restricted securities, the Fund as a matter of policy does not currently intend to invest in such securities. Also, the Fund has given undertakings to a state regulatory authority in connection with the qualification of Fund shares for sale in such state that its investments in warrants will not exceed 5% of the value of its net assets and that not more than 2% of its net assets will be invested in warrants which are not listed on the New York or American Stock Exchanges. Such policy and undertakings can be changed without shareholder approval, but shareholders will be advised if any such changes are made.

         Repurchase agreements in which the Fund may invest are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U. S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and
(3) inability to enforce rights and the expenses involved in attempted enforcement.


--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

         Although the Fund's objective is long-term capital appreciation, it frequently sells portfolio securities in response to changes in market conditions or outlook, even though those securities may only have been held for short periods of time. This policy may result in higher securities transaction costs. To the extent that this policy results in gains on investments, the Fund will make distributions to shareholders, which may accelerate the shareholders' tax liabilities for realized gains and may result in the distribution of short-term capital gains taxable as ordinary income. See "Income Dividends, Capital Gains Distributions and Tax Status."

         The Fund's portfolio turnover rate for each of the last ten years is set forth in the Prospectus under the table entitled "Financial Highlights." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to the volatility of economic and market conditions, and the Fund anticipates similar variations in the future.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

         PETER O. BROWN -- Trustee;
                30 Douglas Road, Rochester, NY; Partner, Harter, Secrest & Emery; formerly Executive Vice President and Chief Operating Officer, The Glenmede Trust Company; formerly Senior Vice President, Chase Lincoln First Bank, N.A.

         NICHOLAS J. GRANT -- Trustee;
                77 Massachusetts Avenue, Cambridge, MA; Professor of Metallurgy and Materials Science, Massachusetts Institute of Technology.

         G. KENNETH HEEBNER* -- Trustee and Vice President;
                Employee, CGM; formerly Vice President and Director, Loomis, Sayles and Company, Incorporated ("Loomis Sayles").

         ROBERT L. KEMP* -- Trustee and President;
                Employee, CGM; formerly President and Director, Loomis Sayles.

         ROBERT B. KITTREDGE -- Trustee;
                21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis Sayles.

         LAURENS MACLURE -- Trustee;
                183 Sohier Street, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital.

         JAMES VAN DYKE QUEREAU, JR. -- Trustee;
                59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; formerly Institutional Managing Partner, Loomis Sayles.

         J. BAUR WHITTLESEY -- Trustee;
                1521 Locust Street, Philadelphia, PA; Attorney.

         KATHLEEN S. HAUGHTON -- Vice President;
                222 Berkeley Street, Boston, MA 02116; Employee -- Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

         LESLIE A. LAKE -- Vice President and Secretary;
                Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis Sayles.

         MARTHA I. MAGUIRE -- Vice President;
                Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

         MARY L. STONE -- Assistant Vice President;
                Employee -- Coordinator, Mutual Fund Recordkeeping, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis Sayles

         FRANK N. STRAUSS -- Treasurer;
                222 Berkeley Street, Boston, MA 02116; Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

         W. DUGAL THOMAS -- Vice President;
                Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis Sayles.
--------
* Trustee deemed to be an "interested person" of the Fund, as defined by the 1940 Act.

         Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment manager. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110.


         As of January 31, 1997, the officers and trustees of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.

         The Fund pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Officers and trustees receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 1996:

                                                         Pension                                   Total
                                                     or Retirement             Estimated      Compensation From
                                  Aggregate         Benefits Accrued            Annual         Registrant and
Name of                         Compensation         as Part of Fund         Benefit Upon       Fund Complex
 Trustee                          From Trust             Expenses             Retirement     Paid to Trustees(a)
--------                        ------------         ---------------         ------------    -------------------
Peter O. Brown                    $9,319.75               None                  None             $35,750.00
Nicholas J. Grant                 10,819.75               None                  None              41,750.00
G. Kenneth Heebner                     None               None                  None                   None
Robert L. Kemp                         None               None                  None                   None
Robert B. Kittredge                9,319.75               None                  None              35,750.00
Laurens Maclure                    9,319.75               None                  None              35,750.00
James Van Dyke Quereau, Jr.        9,319.75               None                  None              35,750.00
J. Baur Whittlesey                 9,319.75               None                  None              35,750.00


(a)      The Fund Complex is comprised of two Trusts with a total of five funds.


--------------------------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------


         Advisory Agreement CGM serves as investment manager of the Fund under an advisory agreement approved by the shareholders of the Fund at a special meeting held on December 12, 1996 and effective as of December 13, 1996. CGM has served as investment manager of the Fund since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles, whose Capital Growth Management Division was reorganized into CGM on that date.

         Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Fund. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 1.00% of the first $500 million of the Fund's average daily net asset value, 0.95% of the next $500 million of such value and 0.80% of such value in excess of $1 billion. While this rate is higher than that paid by most other investment companies, it is comparable to the fees paid by many investment companies having investment objectives and policies similar to those of the Fund. For the fiscal years ended December 31, 1994, 1995 and 1996, the advisory fee paid to CGM in respect of services rendered to the Fund amounted to $3,539,323, $3,323,791 and $4,263,484, respectively.


         The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

         CGM also acts as investment adviser to CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

         Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

         Custodial Arrangements State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

         Independent Accountants The Fund's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


         Other Arrangements Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is reimbursed by the Fund based on the cost of providing these services. For the services rendered to the Fund for the fiscal years ended December 31, 1994, 1995 and 1996, CGM was reimbursed in the amounts of $55,000, $55,000 and $58,000, respectively.



--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

         In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

         CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

         Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


         In 1996, brokerage transactions of the Fund aggregating $1,783,788,168 were allocated to brokers providing research services and $3,255,089 in commissions were paid on these transactions. During 1994, 1995 and 1996, the Fund paid total brokerage fees of $2,366,201, $3,854,028 and $3,432,939, respectively. The variation in the Fund's brokerage commissions is substantially attributable to fluctuating portfolio activity.



--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

         The Declaration of Trust of the Fund currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series thereof. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of a single series, which is the only series authorized as of the date of this Statement (the "Original Series"). Each share of the Original Series represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Original Series do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Original Series are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

         The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Fund, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

Shareholder Rights


         On January 31, 1997, there were 21,648,601 shares of the Fund outstanding. On that date State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 6,664,748 shares -- about 31% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) in the election of trustees of the Fund and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and
(ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Fund's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

         Shares of the Fund are freely transferable to new owners. However, new owners will not be permitted to purchase additional shares.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations. If one or more new series is established and designated by the trustees, the shareholders of the Original Series shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters exclusively affecting the Original Series. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Original Series.

Shareholder and Trustee Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Fund provide for indemnification by the Fund of the trustees and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Fund. No officer or trustee may be indemnified against any liability to the Fund or the Fund's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

         The eligibility requirements and procedures for purchasing shares of the Fund are summarized in the Prospectus under "Who Can Purchase Shares" and "How to Purchase Shares."


--------------------------------------------------------------------------------
                     ADVERTISING AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Calculation of Total Return

         The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

         (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

         (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

         (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


         For the one, five and ten year periods ended December 31, 1996, the Fund's average annual total return was 28.1%, 16.1% and 19.2%, respectively. For the one, five, ten and twenty-five year periods ended December 31, 1996, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 28.1%, 110.6%, 479.5% and 4,561.2%, respectively.


         In computing performance information for the Fund, no adjustment will be made for a shareholder's tax liability on taxable dividends and capital gains distributions.

Performance Comparisons

         Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

         The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns.

         The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

         No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

         The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


         Lipper Analytical Services, Inc., an independent service that monitors the performance of over 9,505 mutual funds, calculates total return for those funds grouped by investment objective. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.


         Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.


         Value Line, Inc. ("Value Line"), an independent mutual fund ranking service reviews the performance of 6,101 mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.

         From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear in national publications and major metropolitan newspapers including, but not limited to, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature.


         The Fund has been continuously managed since 1976 by G. Kenneth
Heebner.


--------------------------------------------------------------------------------
                   NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

         The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."

         The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Presidents' Day and Good Friday.

         Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. government securities are valued at the most recent quoted price on the date of valuation.

         For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or
(ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.


--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts

         A shareholder's investment is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

         Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

         The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

         The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plans ("SWP")

         A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established.

         Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the SWP application. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks.

         Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege

         A shareholder may exchange shares of the Fund for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund, New England Cash Management Trust or New England Tax Exempt Money Market Trust. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Exchange Privilege." The Fund reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides. If a shareholder exchanges all shares from the Fund, he will be unable to reopen an account in the Fund (unless he is currently the registered owner of another account in the Fund).

         Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request to CGM Shareholder Services accompanied by an account application for the appropriate fund. Exchange requests cannot be revoked once they have been received in good order. The Fund reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

         For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

Automatic Investment Plans ("AIP")

         Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated account at a bank or other financial institution. Debits from savings banks and credit unions generally are not acceptable. Debits from savings accounts will not be accepted under any circumstances. Shareholders receive a confirmation of each purchase of Fund shares, and each deduction from a shareholder's bank account will appear on the shareholder's monthly bank statement. If a shareholder elects to redeem Fund shares purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

         Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may immediately terminate a shareholder's participation in the AIP in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

Retirement Plans

         Under "Shareholder Services--Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

         For participants under age 59 1/2, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Fund by writing or calling the Fund as indicated on the cover of this Statement.

         Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Address Changes

         Shareholders can request to change their record address either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Fund. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.


--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

         The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

         Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

         The procedures established by the Fund provide that an "eligible guarantor institution" means any of the following: banks (as defined in (S)3(a) of the Federal Deposit Insurance Act (the "FDIA") [12 U.S.C. (S)1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934 (the "Act"); credit unions (as defined in (S) 19(b)(1)(A) of the Federal Reserve Act [12 U.S.C. (S)461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the Act and savings associations (as defined in (S)3(b) of the FDIA [12 U.S.C. (S)813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the record address, which has not changed in the prior three months. If the record address has changed within the prior three months, a signature guarantee will be required.
This policy applies to both written and telephone redemption requests.

Redeeming by Telephone

         There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the trustee.

Check Sent to the Record Address

         A shareholder may request that a check be sent to the record address on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. The check will be made payable to the registered owner(s) of the account.

         If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

Proceeds Wired to a Predesignated BankProceeds Wired to a Predesignated Bank

         A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on the Service Options Form available from the Fund. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

All Redemptions

         The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Fund will process your redemption request upon receipt of a request in good order. However, the Fund will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Fund cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Fund may in any case postpone payment of redemption proceeds for up to seven days.

         The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Fund determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

         A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

         Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.


--------------------------------------------------------------------------------
          INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

         As described in the Prospectus under "Dividends, Capital Gains Distributions and Taxes" it is the policy of the Fund to pay annually, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

         Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. (However, if you elect to receive capital gains in cash, your income dividends must also be received in cash.) The election, made at the time the account is opened, may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services. In order for a change to be in effect for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution. If you elect to receive distributions in cash, and checks are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will be automatically changed and your future distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

         The Fund has met, and intends to continue to meet, the requirements of the Internal Revenue Code with respect to regulated investment companies.

         Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.

         Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

         The Fund is required to withhold and remit to the U.S. Treasury 31% of all dividends from net investment income and capital gains distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of Fund shares from a shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

         As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The financial statements and Report of Independent Accountants for the year ended December 31, 1996, included in the Fund's Annual Report to Shareholders for the year ended December 31, 1996, are incorporated herein by reference.



338977.c2

                          CGM CAPITAL DEVELOPMENT FUND


PART C.     OTHER INFORMATION

Item 24.    Financial Statements and Exhibits


            (a) Financial Statements with respect to CGM Capital Development Fund are incorporated herein by reference to the Fund's Annual Report to Shareholders for the year ended December 31, 1996 (File No. 2-16252) filed on February 21, 1997.


            (b)   Exhibits:


                  (1) Amended and Restated Agreement and Declaration of Trust of the Registrant is filed herewith.

                  (2)    By-Laws of the Registrant are filed herewith.


                  (3)    None.


                  (4) Form of share certificate of the Registrant is filed herewith.

                  (5) Advisory Agreement dated December 13, 1996 is filed herewith.


                  (6)    None.

                  (7)    None.


                  (8) Custodian Agreement of the Registrant is filed herewith.

                  (9)    Powers of Attorney are filed herewith.

                  (10)   None.


                  (11)   Consent of independent accountants is filed herewith.

                  (12)   None.


                  (13)   None.

                  (14) Forms of The CGM Funds Retirement Plans are filed herewith.


                  (15)   None.

                  (16)   None.

                  (17)   Financial data schedule is filed herewith.

                  (18)   None.

Item 25.    Persons Controlled by or Under Common Control With Registrant

            Information pertaining to persons controlled by or under common control with the Registrant is hereby incorporated by reference to the section captioned "The Fund's Investment Manager" in the Prospectus and the section captioned "Investment Advisory and Other Services - Advisory Agreement" in the Statement of Additional Information.

Item 26.    Number of Holders of Securities


            The following table sets forth the number of record holders of each class of securities of the Registrant as of January 31, 1997:

                                                          Number of Record
                  Title of Class                               Holders
                  --------------                          ----------------

                  Shares of Beneficial
                  Interest, Original Series                    10,878


Item 27.    Indemnification


            See Article 4 of the Trust's By-Laws filed herewith. In addition, the Trust maintains a trustees and officers liability insurance policy with maximum coverage of $5 million under which the Trust and its trustees and officers will be named insureds.


            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust's By-Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.    Business and Other Connections of Investment Adviser

            Capital Growth Management Limited Partnership ("CGM"), the Registrant's investment manager, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

Item 29.    Principal Underwriters

            Not applicable.

Item 30.    Location of Accounts and Records

            The following companies maintain possession of the documents required by the specified rules:

                  (a)      Registrant
                           Rule 31a-l(a)(4); Rule 31a-1(d)
                           Rule 31a-2(a); Rule 31a-2(c)

                  (b)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts 02110
                           Rule 31a-l(a)
                           Rule 31a-l(b)(1), (2), (3), (5), (6), (7), (8)
                           Rule 31a-2(a)

                  (c) Capital Growth Management Limited Partnership One International Place
                           Boston, Massachusetts 02110
                           Rule 31a-l(a); 31a-l(b)(9), (10), (11); 31a-l(f)
                           Rule 31a-2(a); 31a-2(e)

Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings

                  (a) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provision of the Act were applicable to the Registrant, except that the request referred to therein may only be made by shareholders who hold in the aggregate at least one percent of the outstanding shares of the Registrant or shares with an aggregate net asset value of $25,000.

                  (b)   Not Applicable.

                  (c) The Registrant undertakes to furnish, upon request and without charge, to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders.

                          CGM CAPITAL DEVELOPMENT FUND

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 27th day of February, 1997.


                                                    CGM Capital Development Fund



                                                    By: /s/ Robert L. Kemp
                                                            -------------------
                                                            Robert L. Kemp
                                                            President

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                            Title                            Date
          ---------                            -----                            ----


/s/ Robert L. Kemp                President (Principal Executive           February 27, 1997
---------------------------       Officer) and Trustee
    Robert L. Kemp


/s/ Frank N. Strauss              Treasurer (Principal Financial           February 27, 1997
---------------------------       and Accounting Officer)
Frank N. Strauss


                                  Trustee                                  February 27, 1997
---------------------------
Peter O. Brown


                *                 Trustee                                  February 27, 1997
---------------------------
Nicholas J. Grant


                *                 Trustee                                  February 27, 1997
---------------------------
G. Kenneth Heebner


                *                 Trustee                                  February 27, 1997
---------------------------
Robert B. Kittredge


                *                 Trustee                                  February 27, 1997
---------------------------
Laurens MacLure


                                  Trustee                                  February 27, 1997
---------------------------
James Van Dyke Quereau, Jr.


                *                 Trustee                                  February 27, 1997
---------------------------
J. Baur Whittlesey


     *By: /s/ Robert L. Kemp
          -----------------------
          Attorney-In-Fact

                                  EXHIBIT INDEX

EXHIBIT                                                            SEQUENTIALLY
NUMBER                          EXHIBIT                            NUMBERED PAGE
------                          -------                            -------------



   1 Amended and Restated Agreement and Declaration of Trust

   2       By-Laws

   4       Form of Share Certificate

   5       Advisory Agreement

   8       Custodian Agreement

   9       Powers of Attorney


  11       Consent of Independent Accountants


  14       Form of the CGM Retirement Plans


  17       Financial Data Schedule